UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1.  Reports to Shareholders

MEEHAN FOCUS FUND ANNUAL REPORT October 31, 2010

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Integrity Fund Distributors, LLC 1 North Main Street Minot, ND 58703 (800) 933-8413

Past performance is not predictive of future performance.

	Annualized Total Return**

	One year	Five years	Ten Years
	Ending 10/31/10	Ending 10/31/10	Ending 10/31/10
Meehan Focus Fund	12.75%	2.40%	2.58%
S&P 500 Total Return Index	16.52%	1.73%	-0.02%
NASDAQ Composite Index	22.60%	3.41%	-2.91%

*         The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.

**      Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

December 29, 2010

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (the “Fund”) for its fiscal year ended October 31, 2010, was 12.75%.  The Fund’s net asset value (“NAV”) at October 31 was $14.86 per share (net of a $0.11 per share income distribution).  Over the past fiscal year the Fund’s return trailed the Standard and Poor’s 500 Total Return Index** (“S&P 500”) and the NASDAQ Composite Index** (“NASDAQ”).  However, the Fund has outperformed the S&P 500 and the NASDAQ over the past ten years and since inception.  The Fund’s results for its 2010 fiscal year, for five years, and for ten years are shown below with comparable results for the S&P 500 and NASDAQ.

	Fiscal Year November 1, 2009 - October 31, 2010	Annualized Return Five Years November 1, 2005 - October 31, 2010	Annualized Return Ten Years November 1, 2000 - October 31, 2010
Meehan Focus Fund	12.75%	2.40%	2.58%
S&P 500 Total Return Index **	16.52%	1.73%	-0.02%
NASDAQ**	22.60%	3.41%	-2.91%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information, please call (866) 884-5968.

The Meehan Focus Fund's total annual expenses are 1.16%.
 ______________________
* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.

The stock market has rebounded from its spring swoon as signs continue to point towards a steady, albeit slower than hoped for, economic recovery.  The rally that began this past summer has extended into the holiday season, and the Fund’s NAV as of December 28 is $15.71, an increase of more than five percent since the close of the Fund’s fiscal year.

Despite their recent rally, we believe stocks are attractive at current valuations and see several reasons to be optimistic about the prospects for the markets and the economy as we look to 2011.  Following a strong 2010, corporate earnings are forecast to be at record levels in 2011, and recent reports suggest consumer spending, critical to a sustainable recovery, is up in the all important holiday shopping season.  The Federal Reserve has again signaled its commitment to keeping the recovery on track with a second round of quantitative easing set to pump an additional $600 billion into the economy over the next six months.  And lastly, we believe that the tax deal struck in Congress, while it only delays our day of fiscal reckoning, is likely to provide a near term boost to the economy.

As is usually the case, not all signs are positive.  Although recent employment reports have shown indications that hiring is finally picking up, unemployment remains stubbornly high at 9.8%.  We hope that as the economic recovery moves forward companies will begin putting their record cash hoards to work by hiring more workers, further boosting the economy.  Sovereign debt issues, like the recent Irish bailout, continue to haunt Europe, but the Euro-zone nations appear willing to take the necessary measures to avert a major meltdown.  Back at home, states and municipalities are facing their own debt and spending crunch, forcing cutbacks that could blunt the recovery.  Nevertheless, we are optimistic that the economy will overcome these obstacles.

Since our last report we have added three stocks to the Fund’s portfolio: Internet advertising and search engine heavyweight Google, global retailing giant Wal-Mart, and small cap Florida land and development company St. Joe.  We also substantially increased our positions in ExxonMobil, Thermo Fisher Scientific, and Exelon.

We exited positions in two stocks over the past six months: Conoco Phillips and Monsanto.  Conoco Phillips was sold at a solid gain after we concluded that competitor ExxonMobil possessed better long-term potential.  As discussed in our last report, we sold Monsanto after generic competition and a farmer backlash against the high cost of genetically modified seeds reduced profits and dimmed its prospects.  We also reduced our positions in Berkshire Hathaway, Nestle, and Wellpoint.  Proceeds from these sales were redeployed to new and existing positions we believe offer better growth prospects going forward.

Portfolio Review

The attached Schedule of Investments identifies the stocks we owned and their market value as of October 31, 2010.  Our Fund held 32 stocks, and nearly 87% of the Fund’s assets were invested in 25 companies. Our top 10 holdings, which represented 43% of the Fund’s portfolio, were as follows:

	Company	% of Fund

1.	Diageo PLC ADR	4.9
2.	American Express Co.	4.7
3.	Procter & Gamble	4.5
4.	Berkshire Hathaway Inc. – B	4.4
5.	Automatic Data Processing, Inc.	4.2
6.	Microsoft Corp.	4.2
7.	ExxonMobil Corp.	4.2
8.	Cisco Systems, Inc.	4.0
9.	Johnson & Johnson	4.0
10.	Nestle SA Reg B ADR	3.9
		43.0

As of October 31, 2010, nine of our top ten holdings showed gains, with Procter & Gamble the lone exception.  Our largest gains, in dollar terms, were in Berkshire Hathaway, Nestlé, and General Electric.  As of this writing, Procter & Gamble shows a small gain and we believe that with its well known brands, history of innovation, and growing emerging markets presence, the company is well positioned to benefit as the economic recovery gains strength.

Solid gains from Google, Novartis, and Weight Watchers partially offset declines from home improvement retailer Lowe’s and several other Fund holdings.  Lowe’s, our weakest performer over the past six months, is representative of our current focus on large capitalization, dividend paying stocks, which we believe offer the most attractive valuations in today’s market.  These stocks have trailed the overall market over the past year and have been a drag on the Fund’s performance.  However, despite this recent underperformance, we believe that, over the long term, financially strong businesses with durable competitive advantages that are selling at a discount to their intrinsic value will outperform the broader market.

Brief Discussion of Three of Our Top Holdings

	Average Cost Per Share	October 31, 2010 Market Price per Share	Percent Increase (Decrease)
ExxonMobil	$62.27	$66.49	6.8%
Novartis AG ADR	$54.84	$57.95	5.7%
United Parcel Service – B	$70.67	$67.34	(4.7%)

Price (12/21/10) Market Cap.	$72.72 $369.1 B

Forward P/E Price / Sales	11.2 1.0

Price / Book Dividend Yield	2.5 2.4%

ExxonMobil is the world’s largest integrated oil and gas company, operating in countries around the globe to explore for, produce, and refine petroleum and natural gas products.  2009 production totaled 2.4 million barrels of oil and 9.3 billion cubic feet of gas each day.  ExxonMobil also owns 37 refineries, more than any other company, and is one of the biggest global chemical producers.

We initiated our position in ExxonMobil late last year, purchasing shares of natural gas producer XTO Energy after ExxonMobil announced its intent to acquire the company in an all stock deal and while XTO’s shares were trading at a discount to the acquisition price.  We received ExxonMobil shares when the deal closed in June of this year.

ExxonMobil’s primary competitive advantage stems from its enormous scale and expertise.  Because most large production and exploration opportunities are under the control of foreign governments, ExxonMobil’s reputation and capabilities provide an important competitive advantage that should enable it to continue replenishing reserves more successfully than its peers.

Revenues and profits for ExxonMobil and other energy firms are closely tied to oil and gas prices.  After plunging from 2008’s highs, prices have recovered and oil now trades at roughly $90 per barrel.  Meanwhile, natural gas prices have slumped due to lower demand from the slow economy and a supply glut. We believe prices for both oil and natural gas will rise over time as an improving global economy, particularly in emerging markets such as Asia, drives up demand.

ExxonMobil has proven itself to be skilled in allocating capital, most recently with its acquisition of XTO, which makes ExxonMobil the largest natural gas producer in the U.S.  XTO’s advanced drilling technologies should enable ExxonMobil to increase production in new and existing fields near large U.S. markets.  This, in turn, should boost profits as utilities shift to using more natural gas for electricity generation.

ExxonMobil’s focus on shareholder returns is evidenced by its payment of $39 billion in dividends and use of $135 billion for share repurchases over the past five years.  We expect more of the same due to high returns on equity and tremendous cash flows.  ExxonMobil’s stock offers a dividend yield of 2.4% and trades at a forward price/earnings multiple of 11.2, a significant discount to the overall market.  We are excited about the company’s prospects and expect ExxonMobil’s shares to provide solid returns over time.

Price (12/21/10) Market Cap.	$72.88 $71.9 B

Forward P/E Price / Sales	17.5 1.5

Price / Book Dividend Yield	8.5 2.6%

Atlanta-based UPS is the largest package-delivery firm in the world.  The company’s ubiquitous brown trucks, airplanes, and other freight vehicles deliver 15 million packages each day across over 200 countries and territories worldwide.  UPS also offers specialized transportation and logistics services.

We added UPS to the Fund’s portfolio several years ago, attracted by its efficiency, profitability, and dominant market position, which remain among its most attractive attributes today.  UPS and its primary competitor, FedEx, dominate the U.S. delivery market, which accounted for 62% of UPS’s 2009 revenue.  Consolidation among industry participants and high barriers to entry should continue to favor existing, large delivery firms such as UPS.

While FedEx has a huge worldwide operation, UPS’s daily domestic delivery volume and market capitalization are more than two times larger.  UPS is also more efficient, using the same network for overnight and standard ground shipments.  In contrast, FedEx runs duplicate operations for the two different businesses.

UPS’s legendary efforts to boost efficiency, including detailed studies of the best techniques for fastening delivery truck safety belts and walking to the door of a house, enable the company to produce higher returns and cash flows than its peers.  UPS also invests heavily in efficiency enhancing technology.  For example, use of complex algorithms to map drivers’ routes, combined with other initiatives to optimize sorting and delivery of packages, has resulted in 100 million fewer miles driven each year.

Like other cyclical businesses, UPS suffered volume declines in 2009 due to the weak global economy; but, as the economy has rebounded, so has UPS.  The company has seen particularly rapid growth in its international delivery operations, led by a 40% rise in the second quarter in shipments from Asia where the company’s new international air hub in Shanghai enables UPS to benefit from booming Asian economies.

Employees, officers, and directors own about 36% of the company’s outstanding shares, which contributes to the culture of efficiency and improvement.  UPS has averaged returns on equity in the low-20s over the past five years, has $4 billion in cash on its balance sheet, and continues to generate tremendous cash flows to support future share repurchases, capital expenditures, and dividends.  The stock currently yields 2.6%.  Looking forward, we believe UPS will provide handsome rewards to long-term investors.

Price (10/5/10) Market Cap.	$58.90 $134.8 B

Forward P/E Price / Sales	10.9 2.7

Price / Book Dividend Yield	2.0 2.8%

With a market cap of nearly $135 billion, Swiss pharmaceutical company Novartis is one of the world’s largest pharmaceutical and health care companies, and a long-term Fund holding.  Novartis operates in four main segments: branded pharmaceuticals (64% of sales), generics (17% of sales), diagnostic and vaccines (6% of sales), and consumer health products (13%).

Like all major pharmaceutical companies Novartis faces patent expirations on some of its blockbuster drugs, such as hypertension drug Diovan and leukemia drug Gleevec.  However, Novartis faces fewer expirations spread over a longer time period than many of its competitors.  Further helping to offset looming expirations is one of the strongest drug pipelines in the industry, with 143 drug projects in development.  Several potential blockbusters have received, or are close to receiving, approval for use, including Gilenya for multiple sclerosis, Tasigna for leukemia, and MenB for meningitis.

In addition to its strength in branded pharmaceuticals, Novartis’s Sandoz division is the world’s second largest generic drug maker.  The generics market worldwide has been growing at roughly 10% a year and is projected to continue that growth rate into 2013, driven by the needs of aging populations in the U.S. and Europe and a desire to control health care costs.  We believe Sandoz is well positioned to benefit from these trends, which should help dampen the impact of Novartis’s patent expirations.

Results through the first nine months of this year have been strong with sales up 16% and net income up 26%. Novartis’s nearly completed acquisition of eye care company Alcon should further diversify its product lineup, boost margins, and eliminate uncertainty about the deal that has dragged on its share price.

Novartis carries an AA+ credit rating and produces strong cash flows which it uses to support its substantial R&D efforts and pay a very attractive 2.8% dividend.  Currently trading at a substantial discount to the broader market, we think Novartis offers patient investors an outstanding opportunity.

Sources for charts and text: Morningstar, Value Line, Standard and Poor's, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success.  You can check the Fund’s NAV online at any time by typing in the Fund’s symbol (MEFOX) in most stock quotation services.  Best wishes for a happy holiday season -- and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

FUND EXPENSES (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value April 30, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* April 30, 2010 – October 31, 2010
Actual	$1,000.00	$990.82	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1019.36	$5.90

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2010

	Shares	Fair Value
COMMON STOCK (96.7%)

Consumer Discretionary (5.4%)
Lowe's Companies	63,000	$1,343,790
Weight Watchers Intl, Inc.	16,000	535,840
		1,879,630
Consumer Staples (15.9%)
Wal-Mart	10,000	541,700
Avon Products, Inc.	12,000	365,400
Diageo PLC - ADR	23,000	1,702,000
Nestle SA Reg B ADR	25,000	1,371,250
Procter & Gamble Co.	25,000	1,589,250
		5,569,600
Energy (8.3%)
Devon Energy	13,000	845,260
Exxon Mobil Corp	22,000	1,462,340
Noble Corp	17,000	587,010
		2,894,610
Financials (10.1%)
American Express Company	40,000	1,658,400
Berkshire Hathaway - Class B*	19,250	1,531,530
St. Joe Company*	18,000	363,420
		3,553,350
Health Care (19.3%)
Becton Dickinson & Co.	11,000	830,720
Johnson & Johnson	22,000	1,400,740
Novartis AG - ADR	22,000	1,274,900
Pfizer Inc.	65,000	1,131,000
Thermo Fisher Scientific Inc.*	20,000	1,028,400
WellPoint Inc.*	20,000	1,086,800
		6,752,560
Industrials (13.6%)
General Dynamics	10,000	681,200
General Electric	70,000	1,121,400
Terex Corp.*	50,000	1,122,500
3M Co.	10,000	842,200
United Parcel Service, Inc. – Class B	15,000	1,010,100
		4,777,400

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2010

Information Technology (17.7%)
Google Inc.*	1,400	$858,186
Automatic Data Processing, Inc.	33,000	1,465,860
Cisco Systems, Inc.*	62,000	1,415,460
Microsoft Corp	55,000	1,465,200
Western Union Company	57,000	1,003,200
		6,207,906
Materials (4.2%)
Compass Minerals International	12,000	946,440
Methanex Corp	18,983	527,158
		1,473,598
Utilities (2.2%)
Exelon Corporation	18,500	755,170

TOTAL COMMON STOCK (COST: $28,279,589)		$33,863,824

EXCHANGED TRADED FUNDS (2.7%)
WisdomTree Emerging Mkts Equity Income Fund (COST:$850,227)	16,500	$947,265

SHORT-TERM SECURITIES (0.6%)
First Western Bank Collective Asset Fund 0.250% (COST: $197,455)	197,455	$197,455

TOTAL INVESTMENTS (COST: $29,327,271) (100.0%)		$35,008,544
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(6,537)

NET ASSETS (100.0%)		$35,002,007

* Non-income producing security
ADR – American Depository Receipts
The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets) for the Meehan Focus Fund October 31, 2010 (unaudited)

Other, 3.3%
Utilities, 2.2%
Materials, 4.2%
Consumer Discretionary, 5.4%
Consumer Staples, 15.9%
Information Technology, 17.7%
Energy, 8.3%
Industrials, 13.6%
Financial, 10.1%
Health, 19.3%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

ASSETS
Investments in securities, at fair value (cost $29,327,271) (Note 1)	$35,008,544
Dividends receivable	30,375
Interest receivable	32
Total assets	$35,038,951

LIABILITIES
Due to advisor (Note 5)	$31,864
Disbursements in excess of demand deposit cash	5,080
Total liabilities	$36,944

NET ASSETS	$35,002,007

NET ASSETS ARE REPRESENTED BY:
Common stock (100,000,000 shares of $.0001 par value authorized)	$235
Additional capital paid-in	30,047,542
Accumulated net realized gain (loss) on investments	(727,043)
Unrealized appreciation (depreciation) on investments	5,681,273

NET ASSETS	$35,002,007

Shares outstanding	2,354,846

Net asset value per share*	$14.86

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2010

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $16,163)	$652,566
Interest	1,523
Total investment income	$654,089

EXPENSES
Investment advisory fees (Note 5)	$303,892
Service fees (Note 5)	84,414
Total expenses	$388,306

NET INVESTMENT INCOME (LOSS)	$265,783

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$817,714
Net change in unrealized appreciation (depreciation) of investments	2,910,801
Net realized and unrealized gain (loss) on investments	$3,728,515

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,994,298

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
October 31, 2010

	Year	Year
	Ended	Ended
	10/31/10	10/31/09
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$265,783	$276,594
Net realized gain (loss) from investment transactions	817,714	(1,464,621)
Net change in unrealized appreciation (depreciation) on investments	2,910,801	3,698,975
Net increase (decrease) in net assets resulting from operations	$3,994,298	$2,510,948

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(265,783)	$(276,594)
Capital gains	0	0
Total distributions	$(265,783)	$(276,594)

CAPITAL SHARE TRANSACTIONS (Note 3)
Proceeds from sale of shares	$1,514,452	$1,586,706
Proceeds from reinvested dividends	525,228	250,124
Cost of shares redeemed	(1,987,429)	(1,367,255)
Net increase (decrease) in net assets resulting from capital share transactions	$52,251	$469,575

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,780,766	$2,703,929
NET ASSETS, BEGINNING OF PERIOD	$31,221,241	$28,517,312
NET ASSETS, END OF PERIOD	$35,002,007	$31,221,241

Accumulated undistributed net investment income	$0	$0

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
NET ASSET VALUE, BEGINNING OF PERIOD	$13.28	$12.34	$17.93	$16.14	$14.50

Income (loss) from investment operations:
Net investment income (loss)	$0.11	$0.12	$0.12	$0.04	$(0.01)
Net realized and unrealized gain (loss) on investments	1.58	0.94	(5.59)	2.72	1.91
Total from investment operations	$1.69	$1.06	$(5.47)	$2.76	$1.90

Less Distributions:
Dividends from net realized gains	$0.00	$0.00	$0.00	$(0.93)	$(0.26)
Distributions from net investment income	(0.11)	(0.12)	(0.12)	(0.04)	0.00
Total distributions	$(0.11)	$(0.12)	$(0.12)	$(0.97)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$14.86	$13.28	$12.34	$17.93	$16.14

Total Return*	12.75%	8.58%	(30.55%)	17.10%	13.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$35,002	$31,221	$28,517	$40,231	$34,414
Ratio of expenses to average net assets**	1.15%	1.14%	1.15%	1.36%	1.41%
Ratio of net investment income to average net assets	0.78%	1.00%	0.72%	0.23%	(0.08%)
Portfolio turnover rate	21.27%	30.28%	35.92%	19.48%	23.99%

*Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
**This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2010

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, non diversified, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; and (3) the cost of the security.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2006.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2010

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-dividend date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.           FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2010

2.           FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010.
	Level 1	Level 2	Level 3	Total
Common Stocks*	$33,863,824	$0	$0	$33,863,824
Exchange Traded Funds	947,265			947,265
Short-Term Securities	197,455	0	0	197,455
Total	$33,008,544	$0	$0	$33,008,544
* See Schedule of Investments to view common stocks segregated by sector type.

3.           CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Sold………………………….	104,559	138,717
Reinvestments……………….	37,447	20,333
Redeemed……………………	(137,610)	(119,876)
Net Increase…………………	4,396	39,174

4.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2010, were as follows:

Purchases………………………………….	$7,028,264
Sales……………………………………….	$7,225,046

At October 31, 2010, unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation…………………………………….	$6,236,230
Depreciation…………………………………….	(554,957)
Net appreciation(depreciation) on investments…	$5,681,273

At October 31, 2010, the cost of investments for federal income tax purposes was $29,327,271.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2010

5.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% as applied to the Fund’s average daily net assets. For the year ended October 31, 2010, the Advisor received fees of $303,892.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% as applied to the Fund’s average daily net assets. For the year ended October 31, 2010, the Advisor received fees of $84,414.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC (“Services”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.  As part of the Servicing Agreement, the Advisor will pay the ICSA fees.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund currently has no intention of implementing the Plan during the year through October 31, 2011.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2010

6.            DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
The tax character of distributions paid during the year ended October 31, 2010 and the year ended October 31, 2009 were as follows:
	2010	2009
Distributions from ordinary income	$265,783	$276,594

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$0
Unrealized appreciation(depreciation) of securities	5,681,273
Capital loss carryforward	*(727,043)
$4,954,230

*The Fund has unexpired capital loss carry forward for tax purposes as of October 31, 2010 totaling $727,043 which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ending October 31 as shown in the following table.

Year	Unexpired Capital Losses
2017	$727,043

7.           FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.           NON-DIVERSIFICATION OF RISK
The Fund is a non-diversified Fund.  As a result, the Fund’s holdings may be more concentrated in a limited number of securities, and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

DIRECTORS AND OFFICERS as of October 31, 2010 (unaudited)

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Private consultant in the computer software industry (January 1, 1999 to present).  Member, Board of Directors Template Software, Inc. from 1997 to 1999. President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2010 (unaudited) – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Treasurer	Since 2002	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Advisor during the 2010 fiscal year to all Directors totaled $5,000.  Directors serve for the lifetime of the Fund, or until they are removed or resign.  Officers are elected annually for one year terms.  The Fund’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr., qualify as “interested persons” of the Fund as that term is defined by the 1940 Act, as amended.  Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund.  For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders
October 31, 2010

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2010 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Mutual Funds, Inc., comprised of the Meehan Focus Fund (the “Fund”) as of October 31, 2010, and the related statements of operations, and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statements of changes in net assets for the year ended October 31, 2009, and financial highlights for the years ended prior to October 31, 2010, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on those financial statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund constituting Meehan Mutual Funds, Inc., as of October 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 29, 2010

Item 2.  Code of Ethics

As of the end of the fiscal period October 31, 2010, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer.  The Company has not made any amendments to its code of ethics during the covered period.  The Company has not granted any waivers from any provisions of the code of ethics during the covered period.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.  However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4.  Principal Accountant Fees and Services

(a)  Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Brady Martz & Associates, P.C., for the fiscal period ended October 31, 2009 (“BMA”) and Cohen Fund Audit Services, Ltd., for the fiscal period ended October 31, 2010 (“Cohen”) for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $7,400 for the fiscal period ended October 31, 2009, and $12,000 for the fiscal period ended October 31, 2010.

(b)  Audit-Related Fees

The aggregate fees BMA and Cohen billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $650 for the fiscal period ended October 31, 2009 and $650 for the fiscal period ended October 31, 2010.  These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation.  The aggregate fees BMA and Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2009 and $0 for the fiscal period ended October 31, 2010.

(c)  Tax Fees

The aggregate tax fees BMA and Cohen billed to the Company for tax compliance, tax advice, and tax planning services were $675 for the fiscal period ended October 31, 2009 and $675 for the fiscal period ended October 31, 2010.  The aggregate tax fees BMA and Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2009 and $0 for the fiscal period ended October 31, 2010.

(d)  All Other Fees

For the fiscal periods ended October 31, 2009 and October 31, 2010, the Company paid BMA and Cohen no other fees.  The aggregate fees BMA and Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2009 and $0 for the fiscal period ended October 31, 2010.

(e)  The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company.  The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting.  The Audit Committee also is responsible for pre-approval  (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company.  The Company’s Audit Committee pre-approved all fees described above which BMA and Cohen billed to the Company.

(f) Less than 50% of the hours billed by Cohen for auditing services to the Company for the fiscal period ended October 31, 2010, were for work performed by persons other than full-time, permanent employees of Cohen.

(g)  The aggregate non-audit fees billed by BMA and Cohen to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $0 for the fiscal period ended October 31, 2009 and $0 for the fiscal period ended October 31, 2010.

(h)  The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5.  Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 30, 2010.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.  Exhibits

(a)(1)        Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)        The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)        Not applicable to the Company.

(b)             The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 7, 2011	MEEHAN MUTUAL FUNDS, INC.

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 7, 2011	MEEHAN MUTUAL FUNDS, INC.

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date:      January 7, 2011

/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer